EXHIBIT 10.1

AMENDMENT NO. 4 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of February 1, 2016 by and among WEATHERFORD INTERNATIONAL LTD., a Bermuda exempted company (“WIL”), WEATHERFORD INTERNATIONAL PLC, an Irish public limited company (“WIL‑Ireland”), WEATHERFORD LIQUIDITY MANAGEMENT HUNGARY LIMITED LIABILITY COMPANY, a Hungarian limited liability company (“HOC”), WEATHERFORD CAPITAL MANAGEMENT SERVICES LIMITED LIABILITY COMPANY, a Hungarian limited liability company (“WCMS” and, together with WIL, WIL-Ireland and HOC, the “Obligor Parties”), WEATHERFORD INTERNATIONAL, LLC, a Delaware limited liability company (“WILLC” and, together with the Obligor Parties, the “Obligors”), the Lenders listed on the signature pages attached hereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS:
WHEREAS, reference is made to that certain Credit Agreement dated as of October 15, 2010 by and among the Obligor Parties, the lenders named therein, the Administrative Agent, the Issuing Banks and certain other parties named therein (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrowers desire to reduce the Commitments from $2,250,000,000 to $2,000,000,000; and

WHEREAS, the Borrowers have requested that the Lenders agree to amend certain other provisions of the Credit Agreement, and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:
“Amendment No. 4” means that certain Amendment No. 4 to Credit Agreement entered into as of February 1, 2016 by and among the Obligors, the Lenders listed on the signature pages attached thereto and the Administrative Agent.
“Amendment No. 4 Effective Date” means February 1, 2016.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(b)    Clause (d) of the definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
has become, or whose Parent has become, the subject of a Bankruptcy Event or a Bail-in Action.
Clause (a) of the definition of “Permitted Liens” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Liens, not otherwise permitted under any other provision of this definition, securing Indebtedness permitted under this Agreement in an aggregate principal amount at any time outstanding that does not exceed $50,000,000;

(c)    The definition of “Permitted Liens” in Section 1.01 of the Credit Agreement is hereby amended by (i) renumbering clauses (n) and (o) as clauses (o) and (p) respectively and (ii) adding a new clause (n) that reads as follows:
Liens in effect on the Amendment No. 4 Effective Date securing Indebtedness or other obligations in an aggregate principal amount at any time outstanding that does not exceed $100,000,000;
(d)    The Credit Agreement is hereby amended by adding a new Section 6.14 to read as follows:
Liens Existing on the Amendment No. 4 Effective Date. As of the Amendment No. 4 Effective Date, the aggregate principal amount of all Indebtedness and other obligations secured by Liens permitted under clause (n) of the definition of “Permitted Liens” is less than $100,000,000.
(e)    Section 8.04 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
The aggregate principal amount of all Indebtedness of all Subsidiaries of WIL-Ireland (other than Subsidiaries of WIL-Ireland that are Obligors) at any time outstanding to any Person other than WIL-Ireland and its Subsidiaries shall not exceed 20% of WIL-Ireland’s Net Worth at such time; provided that, from and after the Amendment No. 4 Effective Date, no Subsidiary of WIL-Ireland (other than Subsidiaries of WIL-Ireland that are Obligors) shall provide any Assurance with respect to any Indebtedness other than (i) any guarantee of the Obligations or (ii) any Assurance that existed on January 23, 2016 that guarantees or otherwise supports obligations that were in effect on January 23, 2016.

(f)    Section 8.06 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

WIL-Ireland shall not permit its Consolidated Indebtedness to exceed (a) at the end of the fiscal quarters ending on March 31, 2016 and June 30, 2016, 70% of its Total Capitalization and (b) at the end of each fiscal quarter thereafter, 60% of its Total Capitalization.

(g)    The Credit Agreement is hereby amended by adding a new Section 11.21 to read as follows:

Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any of the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
Section 3.    Commitment Reduction. The Borrowers desire to reduce the Commitments from $2,250,000,000 to $2,000,000,000, effective as of the Amendment No. 4 Effective Date (the “Commitment Reduction”).  As provided in Section 2.06(c) of the Credit Agreement, the Commitment Reduction shall be made ratably among the Lenders in accordance with their respective Commitments.  As such, after giving effect to the Commitment Reduction on the Amendment No. 4 Effective Date, each Lender’s Commitment shall be as set forth on Annex I attached hereto, which shall automatically amend and restate Schedule 2.01 to the Credit Agreement. The Lenders hereby waive, solely with respect to the Commitment Reduction, any notice required to be delivered by the Borrowers pursuant to Section 2.06(c).

Section 4.    Amendment No. 4 Effective Date; Conditions Precedent. This Amendment and the Commitment Reduction shall become effective on the date (the “Amendment No. 4 Effective Date”) on which the following conditions have been satisfied:
(a)    The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, a counterpart of this Amendment executed by the Obligors and the Required Lenders.
(b)    the Borrowers shall have paid (i) to the Administrative Agent, the Lead Arrangers and the Lenders, as applicable, all fees and other amounts agreed upon by such parties to be paid on or prior to the Amendment No. 4 Effective Date and (ii) to the extent invoiced at or before 10:00 a.m., New York City time, on the Amendment No. 4 Effective Date, all out-of pocket expenses required to be reimbursed or paid by the Borrowers pursuant to Section 11.03 of the Credit Agreement or any other Loan Document.

Section 5.    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Obligor Parties represents and warrants that, after giving effect to each of the amendments set forth in this Amendment:
(a)    the representations and warranties set forth in Article VI of the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of, and as if such representations and warranties were made on, the Amendment No. 4 Effective Date (unless such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall continue to be true and correct as of such earlier date);
(b)    no Default or Event of Default has occurred and is continuing on the Amendment No. 4 Effective Date; and
(c)    this Amendment constitutes the legal, valid and binding obligation of each of the Obligors, enforceable against each of the Obligors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles of general applicability.
Section 6.    Confirmation of Loan Documents. Except as expressly contemplated hereby, the terms, provisions, conditions and covenants of the Credit Agreement, as amended by this Amendment, and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not, except as expressly set forth in this Amendment, operate as a waiver of, consent to or amendment of any term, provision, condition or covenant thereof. Without limiting the generality of the foregoing, except pursuant hereto or as expressly contemplated or amended hereby, nothing contained herein shall be deemed (a) to constitute a waiver of compliance or consent to noncompliance by any Obligor with respect to any term, provision, condition or covenant of the Credit Agreement or any other Loan Document; (b) to prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document; or (c) to constitute a waiver of compliance or consent to noncompliance by any Obligor Party with respect to the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Documents made the subject hereof. Each Obligor represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder.
Section 7.    Existing Assurances Covenant. Within 60 days following the Amendment No. 4 Effective Date (or such later date as determined by the Administrative Agent in its sole discretion), WIL-Ireland shall deliver to the Administrative Agent a true, complete and correct list of all Assurances in effect on January 23, 2016. The covenant contained in this Section 7 is hereby incorporated by reference as an enumerated covenant under Section 9.01(c) of the Credit Agreement the breach of which shall result in an immediate Event of Default under the Credit Agreement.
Section 8.    Ratification. Each Guarantor hereby ratifies and confirms its obligations under the Guaranty Agreement and hereby represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder. Furthermore, each Guarantor agrees that nothing contained in this Amendment shall adversely affect any right or remedy of the Administrative Agent or the Lenders under the Guaranty Agreement or any of the other Loan Documents to which it is a party. Each Guarantor agrees that all references in the Guaranty Agreement to the “Guaranteed Obligations” shall include, without limitation, all of the obligations of the Borrowers to the Administrative Agent and the Lenders under the Credit Agreement, as amended by this Amendment. Finally, each Guarantor hereby represents and warrants that the execution and delivery of this Amendment and the other documents executed in connection herewith shall in no way change or modify its obligations as a guarantor, debtor, pledgor, assignor, obligor and/or grantor under the Guaranty Agreement and the other Loan Documents to which it is a party and shall not constitute a waiver by the Administrative Agent or the Lenders of any of their rights against any Guarantor.
Section 9.    Effect of Amendment. From and after the Amendment No. 4 Effective Date hereof, each reference in the Credit Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, documents, notes, certificates, guaranties and other writings of every kind and nature shall be deemed to mean the Credit Agreement as modified by this Amendment. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
Section 10.    Costs and Expenses. Pursuant to the terms of Section 11.03 of the Credit Agreement, the Borrowers agree to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution and enforcement of this Amendment.
Section 11.    Choice of Law. This Amendment and all other documents executed in connection herewith and the rights and obligations of the parties hereto and thereto, shall be construed in accordance with and governed by the law of the State of New York.
Section 12.    Submission to Jurisdiction; Consent to Service of Process.
(a)    Each Obligor hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York (or the state courts sitting in the Borough of Manhattan in the event the Southern District of New York lacks subject matter jurisdiction), and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final, non‑appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment or any other Loan Document shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any suit, action or proceeding relating to this Amendment or any other Loan Document against any Obligor or its properties in the courts of any jurisdiction.

(b)    Each Obligor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in paragraph (a) of this Section. Each Obligor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(c)    Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 11.02 of the Credit Agreement other than by facsimile. Nothing in this Amendment or any other Loan Document will affect the right of any party to this Amendment or any other Loan Document to serve process in any other manner permitted by law. Notwithstanding any other provision of this Amendment, each foreign Obligor Party hereby irrevocably designates C T Corporation System, 111 8th Avenue, New York, New York 10011, as the designee, appointee and agent of such Obligor Party to receive, for and on behalf of such Obligor Party, service of process in the State of New York in any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document.
(d)    Each Obligor agrees that any suit, action or proceeding brought by any Obligor or any of their respective Subsidiaries relating to this Amendment or any other Loan Document against the Administrative Agent, any Issuing Bank, any Lender or any of their respective Affiliates shall be brought exclusively in the United States District Court for the Southern District of New York (or the state courts sitting in the Borough of Manhattan in the event the Southern District of New York lacks subject matter jurisdiction), and any appellate court from any thereof, unless no such court shall accept jurisdiction.
(e)    The Administrative Agent and each Lender party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York (or the state courts sitting in the Borough of Manhattan in the event the Southern District of New York lacks subject matter jurisdiction), and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final, non-appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(f)    The Administrative Agent and each Lender party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in paragraph (e) of this Section. Each of the Administrative Agent and each Lender party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(g)    To the extent that any Obligor has or hereafter may acquire any immunity from jurisdiction of any court or from set-off or any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Obligor hereby irrevocably waives such immunity in respect of its obligations under the Loan Documents.
Section 13.    Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 14.    Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the Notes, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective on the Amendment No. 4 Effective Date, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission or electronic transmission (in .pdf form) shall be effective for all purposes as delivery of a manually executed counterpart of this Amendment.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

WIL:

WEATHERFORD INTERNATIONAL LTD.,
a Bermuda exempted company

By:	/s/ Yazid J. Tamimi
Name:	Yazid J. Tamimi
Title:	Vice President

HOC:

WEATHERFORD LIQUIDITY MANAGEMENT
HUNGARY LIMITED LIABILITY COMPANY,
a Hungarian limited liability company

By:	/s/ Bastiaan van Houts
Name:	Bastiaan van Houts
Title:	Director

By:	/s/ Philippe Groslin
Name:	Philippe Groslin
Title:	Director

WCMS:

WEATHERFORD CAPITAL MANAGEMENT
SERVICES LIMITED LIABILITY COMPANY,
a Hungarian limited liability company

By:	/s/ Bastiaan van Houts
Name:	Bastiaan van Houts
Title:	Director

By:	/s/ Philippe Groslin
Name:	Philippe Groslin
Title:	Director

Signature Page to Amendment No. 4 to Credit Agreement

WIL- IRELAND:

WEATHERFORD INTERNATIONAL PLC,
an Irish public limited company

By:	/s/ Bastiaan van Houts
Name:	Bastiaan van Houts
Title:	Assistant Treasurer

WILLC:

WEATHERFORD INTERNATIONAL, LLC,
a Delaware limited liability company

By:	/s/ Mark M. Rothleitner
Name:	Mark M. Rothleitner
Title:	Vice President and Treasurer

Signature Page to Amendment No. 4 to Credit Agreement

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Dave Katz
Name:	Dave Katz
Title:	Executive Director

Signature Page to Amendment No. 4 to Credit Agreement

LENDERS:

JPMORGAN CHASE BANK, N.A.,

By:	/s/ Dave Katz
Name:	Dave Katz
Title:	Executive Director

Signature Page to Amendment No. 4 to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

By:	/s/ Marcus Tarkington
Name:	Marcus Tarkington
Title:	Director

Signature Page to Amendment No. 4 to Credit Agreement

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

By:	/s/ Darrell Stanley
Name:	Darrell Stanley
Title:	Managing Director

Signature Page to Amendment No. 4 to Credit Agreement

MORGAN STANLEY BANK, N.A.

By:	/s/ Dmitriy Barskiy
Name:	Dmitriy Barskiy
Title:	Authorized Signatory

Signature Page to Amendment No. 4 to Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Kevin Sparks
Name:	Kevin Sparks
Title:	Director

Signature Page to Amendment No. 4 to Credit Agreement

ROYAL BANK OF CANADA

By:	/s/ Caleb Allen
Name:	Caleb Allen
Title:	Authorized Signatory

Signature Page to Amendment No. 4 to Credit Agreement

CITIBANK, N.A.

By:	/s/ Peter Kardos
Name:	Peter Kardos
Title:	Vice President

Signature Page to Amendment No. 4 to Credit Agreement

BARCLAYS BANK plc

By:	/s/ Jonathan Wilson
Name:	Jonathan Wilson
Title:	Director

Executed in New York

Signature Page to Amendment No. 4 to Credit Agreement

STANDARD CHARTERED BANK

By:	/s/ Rodrigo Gonzalez
Name:	Rodrigo Gonzalez
Title:	Executive Director - Capital Markets

Signature Page to Amendment No. 4 to Credit Agreement

HSBC BANK USA, N.A.

By:	/s/ Steven Smith
Name:	Steven Smith
Title:	Director #20290

Signature Page to Amendment No. 4 to Credit Agreement

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

By:	/s/ Brian Crowley
Name:	Brian Crowley
Title:	Managing Director

By:	/s/ Cara Younger
Name:	Cara Younger
Title:	Director

Signature Page to Amendment No. 4 to Credit Agreement

THE TORONTO DOMINION BANK, NEW YORK BRANCH

By:	/s/ Robyn Zeller
Name:	Robyn Zeller
Title:	Senior Vice President

Signature Page to Amendment No. 4 to Credit Agreement

NORDEA BANK NORGE ASA

By:	/s/ Tom Kuhnle
Name:	Tom Kuhnle
Title:	Senior Vice President

By:	/s/ Olle Jonsson
Name:	Olle Jonsson
Title:	Relationship Manager

Signature Page to Amendment No. 4 to Credit Agreement

UNICREDIT BANK AG, NEW YORK BRANCH

By:	/s/ Jullen Tizorin
Name:	Jullen Tizorin
Title:	Director

By:	/s/ Douglas Riahi
Name:	Douglas Riahi
Title:	Managing Director

Signature Page to Amendment No. 4 to Credit Agreement

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

By:	/s/ Penny Neville-Park
Name:	Penny Neville-Park
Title:	Authorized Signatory

By:	/s/ Duncan Nash
Name:	Duncan Nash
Title:	Authorized Signatory

Signature Page to Amendment No. 4 to Credit Agreement

ARAB BANKING CORPORATION, GRAND CAYMAN

By:	/s/ Lana Chervonskaya
Name:	Lana Chervonskaya
Title:	Vice President

By:	/s/ Victoria Gale
Name:	Victoria Gale
Title:	Vice President

Signature Page to Amendment No. 4 to Credit Agreement

Annex I

SCHEDULE 2.01
COMMITMENTS

Lender	Allocation	Applicable Percentage

JPMorgan Chase Bank, N.A.	$157,777,777.78	7.8888888889%

Deutsche Bank AG New York Branch	$157,777,777.78	7.8888888889%

Credit Agricole Corporate and Investment Bank	$157,777,777.78	7.8888888889%

Morgan Stanley Bank, N.A.	$157,777,777.78	7.8888888889%

Wells Fargo Bank, National Association	$157,777,777.78	7.8888888889%

Citibank, N.A.	$157,777,777.78	7.8888888889%

Royal Bank of Canada	$157,777,777.78	7.8888888889%

The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$157,777,777.78	7.8888888889%

Barclays Bank plc	$111,111,111.11	5.5555555555%

Skandinaviska Enskilda Banken AB (publ)	$111,111,111.11	5.5555555555%

Standard Chartered Bank	$111,111,111.11	5.5555555555%

The Toronto Dominion Bank, New York Branch	$111,111,111.11	5.5555555555%

HSBC Bank USA, N.A.	$71,111,111.11	3.5555555556%

Nordea Bank Norge ASA	$71,111,111.11	3.5555555556%

Unicredit Bank AG, New York Branch	$71,111,111.11	3.5555555556%

Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$40,000,000.00	2.0000000000%

Arab Banking Corporation, Grand Cayman	$40,000,000.00	2.0000000000%

TOTAL	$2,000,000,000	100%

Annex I